                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: June 12, 2001

                            THE QUIZNO'S CORPORATION
             (Exact name of registrant as specified in its charter)

          Colorado                     000-23174                  84-1169286
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)              Identification No.)           File Number)

                  1415 Larimer Street, Denver, Colorado   80202
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (720) 359-3300

                                      None
          (Former name or former address, if changes since last report)

         Item  5.  Other Events. Brad A. Griffin, a member of the Board of
                         Directors of the Registrant, has resigned from the Board
                         effective June 12, 2001.

                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934,  the registrant has duly caused this  report  to be  signed  on  its  behalf  by the undersigned hereunto duly authorized.

                                            THE QUIZNO'S CORPORATION

Date: June 18, 2001                            By:/s/John L. Gallivan
                                                     John L. Gallivan
                                                     Chief Financial Officer